UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

BOLT BIOTHERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39988	47-2804636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Chesapeake Drive
Redwood City, California		94063
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 665-9295

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	BOLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2025, the board of directors of Bolt Biotherapeutics, Inc. (the “Company”) amended and restated the Company’s amended and restated bylaws (as amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws modified the provisions for determining the presence of a quorum at all meetings of stockholders, to provide that the presence, in person, by remote communication, if applicable, or by proxy, of the holders of one-third (1/3) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business, and to provide that where a separate vote by a class or classes or series is required, except where otherwise provided by statute, by applicable exchange rules, or by the Company’s Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws, the holders of one-third (1/3) of the outstanding shares, rather than a majority of the outstanding shares as was provided prior to the amendment, of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Prior to the amendment and restatement, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote, constituted a quorum for the transaction of business.

The foregoing brief description of the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws, filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bolt Biotherapeutics, Inc.

Date:	April 16, 2025	By:	/s/ William P. Quinn
William P. Quinn President, Chief Executive Officer and Chief Financial Officer